Exhibit 99.1

WhiteHorse Finance, Inc. Announces Fourth Quarter and Full Year 2023 Earnings Results and Declares Quarterly Distribution of $0.385 Per Share

NEW YORK, February 29, 2024 /PRNewswire/ -- WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (Nasdaq: WHF) today announced its financial results for the year ended December 31, 2023. In addition, the Company’s board of directors has declared a distribution of $0.385 per share with respect to the quarter ending March 31, 2024. The distributions will be payable on April 2, 2024 to stockholders of record as of March 22, 2024.

Fourth Quarter 2023 Summary Highlights

●Net Asset Value of $316.8 million, or $13.63 per share, compared to $14.30 per share in 2022
●Investment portfolio(1) totaling $696.2 million
●STRS JV investment portfolio totaling $312.2 million
●Gross investment deployments(2) of $56.9 million for the fourth quarter, including new originations of $54.1 million and $2.8 million of fundings for add-ons to existing investments
●Gross investment deployments(2) of $135.5 million for the year, including new originations of $100.6 million and $34.9 million of fundings for add-ons to existing investments
●Net investment income and core net investment income(3) of $10.6 million, or $0.456 per share, for the fourth quarter
●Annual net investment income and core net investment income(3) of $42.7 million, or $1.838 per share
●Annual distributions of $1.55 per share, including a special distribution of $0.07 per share

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer, commented, “I am pleased to report that WhiteHorse’s core net investment income increased by nearly 15% compared with the fourth quarter of 2022 and was well in excess of our regular dividend. While we marked down certain assets during the period, the investments in our existing portfolio were underwritten at modest leverage levels and are generally well-positioned to service our debt in a sustained high-interest rate environment. Additionally, our portfolio remains overwhelmingly represented by non-cyclical or lightly cyclical borrowers. While we remain cautious about prevailing economic conditions, we are seeing a continuing rebound in terms of both deal volume and quality in the lower middle markets, and our pipeline activity levels remain high with opportunities to invest in credits with compelling risk-return characteristics. The strength of the pipeline enables us to be conservative in our deal selection as repayment activity gains momentum into early 2024.”

Portfolio and Investment Activity

As of December 31, 2023, the fair value of WhiteHorse Finance’s investment portfolio was $696.2 million, compared with $760.2 million as of December 31, 2022. The portfolio as of December 31, 2023 consisted of 116 positions across 72 companies with a weighted average effective yield of 13.7% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV (as defined below)) was $6.7 million with the overall portfolio comprised of approximately 79.9% first lien secured loans, 2.3% second lien secured loans, 2.4% equity and 15.4% in investments in STRS JV. Almost all loans were variable rate investments (primarily indexed to the Secured Overnight Financing Rate) with fixed rate securities representing only 0.9% of loans at fair value. Nearly all performing floating rate investments have interest rate floors.

During the three months ended December 31, 2023, WhiteHorse Finance made investments in eight new portfolio companies for a total of $54.1 million, added a total of $2.8 million to existing portfolio companies. Proceeds from sales and repayments totaled approximately $34.9 million for the three months ended December 31, 2023, driven by two full realizations in JZ Capital Partners Ltd. and Aeyon LLC, two partial paydowns in JVMC Holdings Corp. (fka RJO Holdings Corp) and Power Service Group CR Acquisition Inc. (d/b/a Power Plant Services) and received net repayments of $0.6 million from revolver loans.

In addition to the transactions discussed above, during the three months ended December 31, 2023, WhiteHorse Finance transferred assets comprised of four new portfolio companies and one add-on investment, totaling $27.6 million to STRS JV in exchange for cash proceeds.

During the year ended December 31, 2023, WhiteHorse Finance invested $100.6 million across 16 new portfolio companies. The Company also invested $34.9 million in existing portfolio companies. Proceeds from sales and repayments totaled approximately $114.8 million for the year.

In addition to the transactions above, during the year ended December 31, 2023, WhiteHorse Finance transferred assets totaling $74.9 million in exchange for a net investment in STRS JV of $5.5 million as well as cash proceeds of $69.4 million. As of December 31, 2023, the Company’s investment in STRS JV was approximately $107.2 million, at fair value.

WHF STRS Ohio Senior Loan Fund LLC

As of December 31, 2023, STRS JV’s portfolio totaled $312.2 million, consisted of 34 portfolio companies and had a weighted average effective yield of 12.4% on its portfolio.

Results of Operations

For the three months and year ended December 31, 2023, the Company’s net investment income was approximately $10.6 million and $42.7 million, compared with approximately $11.1 million and $37.3 million for the same periods in the prior year, representing a decrease of approximately 4.5% and an increase of 14.5%, respectively. The increase in net investment income for the year-over-year period was primarily attributable to higher investment income from interest income and the STRS JV due to an increase in base rates. This was partially offset by an increase in interest expense, due to higher base rates, higher incentive fees from higher pre-incentive fee net investment income, partially offset by lower management fees due to lower average assets as compared to the same period in the prior year. For the three months ended December 31, 2023, the Company’s investment in STRS JV generated an annualized, gross investment yield of approximately 15.4%.

For the three months and year ended December 31, 2023, core net investment income(3) was $10.6 million and $42.7 million, or $0.456 per share and $1.838 per share, respectively, compared with $11.1 million and $35.5 million, or $0.476 per share and $1.526 per share, respectively, for the same periods in the prior year.

For the three months and year ended December 31, 2023, WhiteHorse Finance reported a net realized and unrealized loss on investments and foreign currency transactions of $7.2 million and $22.3 million, respectively. This compares with the three months and year ended December 31, 2022 net realized and unrealized loss on investments and foreign currency transactions of $12.3 million and $21.6 million, respectively. The decrease for the year-over-year period was primarily attributable to markdowns on American Crafts, LC and Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC).

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $3.4 million and $20.4 million for the three months and year ended December 31, 2023, respectively which compares with a net decrease of $1.2 million for the three months ended December 31, 2022 and a net increase in net assets resulting from operations of $15.7 million for the year ended December 31, 2022, respectively.

WhiteHorse Finance’s net asset value was $316.8 million, or $13.63 per share, as of December 31, 2023, compared with $322.3 million, or $13.87 per share, as of September 30, 2023. As of December 31, 2022, WhiteHorse Finance’s net asset value was $332.4 million, or $14.30 per share.

Liquidity and Capital Resources

As of December 31, 2023, WhiteHorse Finance had cash and cash equivalents of $24.5 million, compared with $29.8 million as of September 30, 2023, inclusive of restricted cash. As of December 31, 2023, the Company also had $138.5 million of undrawn capacity under its revolving credit facility.

Distributions

The Company's Board of Directors has declared a distribution of $0.385 per share with respect to the quarter ending March 31, 2024. The distributions will be payable on April 2, 2024 to stockholders of record as of March 22, 2024.

On November 9, 2023, the Company declared a distribution of $0.385 per share for the quarter ended December 31, 2023, consistent with distributions declared for the forty-fifth consecutive quarter since the Company’s initial public offering. The distribution was paid on January 3, 2024 to stockholders of record as of December 20, 2023.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company’s periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its fourth quarter and full year results for the period ended December 31, 2023 at 1:00 p.m. ET on Thursday, February 29, 2024. To access the teleconference, please dial 800-579-2543 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID #WHFQ423. Investors may also access the call on the investor relations portion of the Company’s website www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through March 7, 2024. The teleconference replay can be accessed by dialing 800-839-4018 (domestic and international). A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with over $60 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.hig.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $107.2 million, at fair value.

(2) Excludes investments made in STRS JV.

(3) “Core net investment income” is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company’s financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

(4) Based on total capital raised by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses for the quarters and years ended December 31, 2023 and December 31, 2022.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended December 31, 2023 and December 31, 2022 (in thousands, except per share data):

	December 31, 2023		December 31, 2022
	Amount	Per Share	Amount	Per Share
		Amounts		Amounts
Net investment income	$10,604	$0.456	$11,074	$0.476
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	-	-	-	-
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$10,604	$0.456	$11,074	$0.476

The following table provides a reconciliation of net investment income to core net investment income for the years ended December 31, 2023 and December 31, 2022 (in thousands, except per share data):

	December 31, 2023		December 31, 2022
	Amount	Per Share	Amount	Per Share
		Amounts		Amounts
Net investment income	$42,713	$1.838	$37,258	$1.604
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	-	-	(1,803)	(0.078)
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$42,713	$1.838	$35,455	$1.526

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	December 31, 2023	December 31, 2022

Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$577,798	$650,535
Non-controlled affiliate company investments	5,422	9,533
Controlled affiliate company investments	112,948	100,160
Total investments, at fair value (amortized cost $740,021 and $782,429, respectively)	696,168	760,228
Cash and cash equivalents	10,749	9,508
Restricted cash and cash equivalents	12,527	14,683
Restricted foreign currency (cost of $1,231 and $2,066, respectively)	1,211	2,073
Interest and dividend receivable	8,149	7,814
Amounts receivable on unsettled investment transactions	343	283
Escrow receivable	393	711
Prepaid expenses and other receivables	1,211	1,174
Total assets	$730,751	$796,474

Liabilities
Debt (net of unamortized debt issuance costs of $4,564 and $4,718, respectively)	$386,448	$440,427
Distributions payable	8,949	8,251
Management fees payable	3,595	3,860
Incentive fees payable	10,470	5,618
Interest payable	2,069	2,774
Accounts payable and accrued expenses	2,089	2,329
Advances received from unfunded credit facilities	316	825
Unrealized depreciation on foreign currency forward contracts	43	3
Total liabilities	$413,979	$464,087

Commitments and contingencies

Net assets
Common stock, 23,243,088 and 23,243,088 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	23	23
Paid-in capital in excess of par	338,275	339,240
Accumulated earnings (losses)	(21,526)	(6,876)
Total net assets	316,772	332,387
Total liabilities and total net assets	$730,751	$796,474
Number of shares outstanding	23,243,088	23,243,088
Net asset value per share	$13.63	$14.30

WhiteHorse Finance, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Year ended December 31,
	2023	2022	2021
Investment income
From non-controlled/non-affiliate company investments
Interest income	$78,493	$67,617	$59,845
Payment-in-kind income	3,960	2,114	—
Fee income	2,966	3,474	2,621
Dividend income	450	300	273
From non-controlled affiliate company investments
Interest income	—	13	—
Payment-in-kind income	314	326	—
Dividend income	84	321	1,190
From controlled affiliate company investments
Interest income	9,488	6,385	3,307
Payment-in-kind income	1,347	—	—
Dividend income	6,158	6,977	4,907
Total investment income	103,260	87,527	72,143
Expenses
Interest expense	29,915	21,940	16,594
Base management fees	14,684	15,600	13,975
Performance-based incentive fees	10,678	7,059	7,524
Administrative service fees	683	683	683
General and administrative expenses	3,622	3,963	3,572
Total expenses	59,582	49,245	42,348
Net investment income before excise tax	43,678	38,282	29,795
Excise tax	965	1,024	1,004
Net investment income after excise tax	42,713	37,258	28,791

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	309	(15,683)	7,994
Non-controlled affiliate company investments	(339)	1,725	562
Foreign currency transactions	950	(310)	262
Foreign currency forward contracts	27	—	(3)
Net realized gains (losses)	947	(14,268)	8,815
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(7,871)	(3,505)	(9,501)
Non-controlled affiliate company investments	(5,608)	(5,239)	1,187
Controlled affiliate company investments	(8,490)	(447)	708
Translation of assets and liabilities in foreign currencies	(1,239)	1,887	94
Foreign currency forward contracts	(40)	(3)	—
Net change in unrealized appreciation (depreciation)	(23,248)	(7,307)	(7,512)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(22,301)	(21,575)	1,303
Net increase in net assets resulting from operations	$20,412	$15,683	$30,094

Per Common Share Data
Basic and diluted earnings per common share	$0.88	$0.68	$1.42
Dividends and distributions declared per common share	$1.55	$1.47	$1.56
Basic and diluted weighted average common shares outstanding	23,243,088	23,229,552	21,150,168

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Debt Investments
Advertising
M&M OpCo. LLC (d/b/a Escalent, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	8.00%	13.45%	04/07/23	04/09/29	4,726	$4,602	$4,580	1.4%
M&M OpCo. LLC (d/b/a Escalent, Inc.)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	8.00%	13.45%	04/07/23	04/09/29	—	—	(1)	—
									4,602	4,579	1.4
Air Freight & Logistics
Gulf Winds International Acquisition LLC (d/b/a Gulf Winds International, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	7.00%	12.46%	12/16/22	12/18/28	4,804	4,685	4,738	1.5
Gulf Winds International Acquisition LLC (d/b/a Gulf Winds International, Inc.)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	7.00%	12.46%	12/16/22	12/18/28	—	—	7	—
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)	First Lien Secured Term Loan	1.00%	SOFR	7.25%	12.71% (11.96% Cash + 0.75% PIK)	07/12/21	07/12/26	9,989	9,888	8,790	2.8
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	7.25%	12.71% (11.96% Cash + 0.75% PIK)	07/12/21	07/12/26	473	468	338	0.1
Transervice Holdings, Inc. (d/b/a Transervice Logistics, Inc.)	First Lien Secured Term Loan	2.00%	SOFR	7.50%	12.96%	06/29/23	06/29/28	8,888	8,648	8,743	2.8
									23,689	22,616	7.2
Alternative Carriers
Patagonia Holdco LLC (d/b/a Lumen LATAM)	First Lien Secured Term Loan	0.50%	SOFR	5.75%	11.12%	08/05/22	08/01/29	14,442	12,357	13,191	4.2
									12,357	13,191	4.2
Application Software
Atlas Purchaser, Inc. (d/b/a Aspect Software, Inc.)	First Lien Secured Term Loan	0.75%	SOFR	5.25%	10.88%	08/29/22	05/08/28	3,066	2,675	2,269	0.7
Atlas Purchaser, Inc. (d/b/a Aspect Software, Inc.)	Second Lien Secured Term Loan	0.75%	SOFR	9.00%	14.64%	05/03/21	05/07/29	15,000	14,699	9,744	3.1
MBS Highway, LLC	First Lien Secured Term Loan	1.00%	SOFR	7.50%	13.18%	10/13/22	10/13/27	9,381	9,204	9,089	2.9
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	7.00%	12.45%	06/14/19	02/27/24	3,148	3,148	3,113	1.0
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)⁽⁷⁾⁽¹²⁾	First Lien Secured Revolving Loan	1.00%	Base Rate	6.84%	12.78%	06/14/19	02/27/24	271	271	268	0.1
UserZoom Technologies, Inc. (d/b/a UserZoom, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.99%	01/12/23	04/05/29	9,819	9,570	9,719	3.2
									39,567	34,202	11.0
Automotive Retail
Team Car Care Holdings, LLC (Heartland Auto)⁽¹²⁾	First Lien Secured Term Loan	1.00%	Base Rate	7.48%	13.09%	02/16/18	12/31/24	12,407	12,391	12,407	3.9
									12,391	12,407	3.9
Broadcasting
Coastal Television Broadcasting Group LLC	First Lien Secured Term Loan	1.00%	SOFR	7.00%	12.46%	12/30/21	12/30/26	7,418	7,329	7,246	2.3
Coastal Television Broadcasting Group LLC(7)	First Lien Secured Revolving Loan	1.00%	SOFR	7.00%	12.46%	12/30/21	12/30/26	—	—	(3)	—
									7,329	7,243	2.3
Broadline Retail
BBQ Buyer, LLC (d/b/a BBQ Guys)	First Lien Secured Term Loan	1.50%	SOFR	9.50%	14.96% (13.96% Cash + 1.00% PIK)	08/28/20	08/28/25	12,891	12,787	12,818	4.1
BBQ Buyer, LLC (d/b/a BBQ Guys)	First Lien Secured Delayed Draw Loan	1.50%	SOFR	9.50%	14.96% (13.96% Cash + 1.00% PIK)	12/02/21	08/28/25	2,628	2,606	2,613	0.8
Luxury Brand Holdings, Inc. (d/b/a Ross-Simons, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.96%	12/04/20	06/04/26	5,280	5,233	5,280	1.7
Potpourri Group, Inc.	First Lien Secured Term Loan	1.50%	SOFR	8.25%	13.71%	07/03/19	07/03/24	13,799	13,767	13,799	4.4
									34,393	34,510	11.0
Building Products
Trimlite Buyer LLC (d/b/a Trimlite LLC)⁽⁵⁾⁽¹³⁾⁽²³⁾	First Lien Secured Term Loan	1.00%	CDOR	6.50%	11.94%	07/27/21	07/27/27	19,624	15,472	14,810	4.7
									15,472	14,810	4.7
Cable & Satellite
Bulk Midco, LLC	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.96% (11.96% Cash + 1.00% PIK)	10/28/22	06/10/24	19,267	19,237	18,997	6.0
Bulk Midco, LLC	First Lien Secured Revolving Loan	1.00%	SOFR	7.50%	12.96% (11.96% Cash + 1.00% PIK)	10/28/22	06/10/24	2,000	1,989	1,972	0.6
									21,226	20,969	6.6

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Commodity Chemicals
FGI Acquisition Corp. (d/b/a Flexitallic Group SAS)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	12.00%	10/28/19	10/29/26	16,193	$15,786	$16,110	5.1%
US Methanol Midco LLC (d/b/a US Methanol LLC)	First Lien Secured Term Loan	1.00%	SOFR	7.75%	13.28%	12/20/22	12/20/27	5,203	5,111	5,153	1.6
US Methanol Midco LLC (d/b/a US Methanol LLC)	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.75%	13.29%	12/20/22	12/20/27	9,540	9,345	9,449	3.0
									30,242	30,712	9.7
Construction & Engineering
Banner Acquisition Holdings, LLC (d/b/a Banner Industries, Inc.)⁽⁷⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	6.00%	11.38%	12/01/23	01/02/29	140	137	137	—
									137	137	—
Construction Materials
Claridge Products and Equipment, LLC	First Lien Secured Term Loan	1.00%	SOFR	8.00%	13.50% (12.00% Cash + 1.50% PIK)	12/30/20	12/30/25	7,452	7,395	6,405	2.0
Claridge Products and Equipment, LLC(7)(12)	First Lien Secured Revolving Loan	1.00%	Base Rate	7.56%	14.41% (12.91% Cash + 1.50% PIK)	12/30/20	12/30/25	632	628	496	0.2
									8,023	6,901	2.2
Data Processing & Outsourced Services
Future Payment Technologies, L.P.	First Lien Secured Term Loan	1.00%	SOFR	8.25%	13.69%	12/23/16	12/05/25	21,665	21,582	21,480	6.8
									21,582	21,480	6.8
Distributors
Foodservices Brand Group, LLC (d/b/a Crown Brands Group)	First Lien Secured Term Loan	1.00%	SOFR	8.00%	13.52%	11/22/22	12/09/25	357	357	200	0.1
Foodservices Brand Group, LLC (d/b/a Crown Brands Group)⁽¹⁷⁾	Second Lien Secured Term Loan	1.50%	SOFR	6.50%	11.96%	11/22/22	01/08/26	5,171	4,915	1,601	0.5
Midwest Texas Tea CA, LLC (d/b/a US Petroleum Partners, LLC)	First Lien Secured Bridge Loan	1.00%	SOFR	14.00%	19.46% (13.46% Cash + 6.00% PIK)	12/22/23	12/22/25	1,464	1,420	1,420	0.4
Midwest Texas Tea CA, LLC (d/b/a US Petroleum Partners, LLC)	First Lien Secured Term Loan	1.00%	SOFR	7.25%	12.71%	12/22/23	12/22/28	9,490	9,254	9,254	2.9
Midwest Texas Tea CA, LLC (d/b/a US Petroleum Partners, LLC)⁽⁷⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.25%	12.71%	12/22/23	12/22/28	—	—	—	—
Midwest Texas Tea CA, LLC (d/b/a US Petroleum Partners, LLC)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	7.25%	12.71%	12/22/23	12/22/28	—	—	—	—
									15,946	12,475	3.9
Diversified Chemicals
Manchester Acquisition Sub LLC (d/b/a Draslovka Holding AS)	First Lien Secured Term Loan	0.75%	SOFR	5.75%	11.28%	11/16/21	12/01/26	7,840	7,587	7,215	2.3
Chase Products Co. (f/k/a Starco)⁽⁶⁾⁽²¹⁾	First Lien Secured Term Loan	N/A	N/A	12.00%	12.00% PIK	03/16/23	03/16/28	2,962	2,962	2,793	0.9
									10,549	10,008	3.2
Diversified Support Services
NNA Services, LLC	First Lien Secured Term Loan	1.00%	SOFR	6.75%	12.25%	08/27/21	08/27/26	9,417	9,354	9,293	2.9
									9,354	9,293	2.9
Education Services
EducationDynamics, LLC	First Lien Secured Term Loan	1.00%	SOFR	7.00%	12.46% (11.96% Cash + 0.50% PIK)	09/15/21	09/15/26	12,784	12,647	12,407	4.0
EducationDynamics, LLC(7)	First Lien Secured Revolving Loan	1.00%	SOFR	7.00%	12.46% (11.96% Cash + 0.50% PIK)	09/15/21	09/15/26	—	—	(22)	—
EducationDynamics, LLC(4)	Subordinated Unsecured Term Loan	N/A	N/A	4.00%	4.00%	09/15/21	03/15/27	167	167	167	0.1
									12,814	12,552	4.1
Electric Utilities
CleanChoice Energy, Inc.	First Lien Secured Term Loan	1.00%	SOFR	7.58%	13.14%	10/12/21	10/12/26	15,955	15,715	15,954	5.0
									15,715	15,954	5.0
Environmental & Facilities Services
Branford Filtration, LLC (d/b/a Clean Solutions Group)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.96%	11/17/23	11/17/28	11,613	11,358	11,358	3.6
Branford Filtration, LLC (d/b/a Clean Solutions Group)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	6.50%	11.96%	11/17/23	11/17/28	—	—	—	—
Industrial Specialty Services USA LLC	First Lien Secured Term Loan	1.00%	SOFR	6.75%	12.25%	12/31/21	12/31/26	11,767	11,626	11,537	3.6
									22,984	22,895	7.2
Health Care Facilities
Bridgepoint Healthcare, LLC	First Lien Secured Term Loan	1.00%	SOFR	8.00%	13.46%	10/05/21	10/05/26	9,073	8,973	8,967	2.8
Bridgepoint Healthcare, LLC(7)	First Lien Secured Revolving Loan	1.00%	SOFR	8.00%	13.46%	10/05/21	10/05/26	—	—	(1)	—
									8,973	8,966	2.8

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Health Care Services
Lab Logistics, LLC	First Lien Secured Term Loan	1.00%	SOFR	7.25%	12.71%	10/16/19	09/25/24	5,449	$5,442	$5,449	1.7%
Lab Logistics, LLC	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.25%	12.71%	10/16/19	09/25/24	5,090	5,089	5,090	1.6
PG Dental New Jersey Parent, LLC	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.96% (10.71% Cash + 2.25% PIK)	11/25/20	11/25/25	6,400	6,348	6,400	2.0
PG Dental New Jersey Parent, LLC⁽¹²⁾	First Lien Secured Revolving Loan	1.00%	Base Rate	7.00%	13.98% (11.73% Cash + 2.25% PIK)	11/25/20	11/25/25	704	698	704	0.2
									17,577	17,643	5.5
Health Care Supplies
ABB/Con-cise Optical Group LLC (d/b/a ABB Optical Group, LLC)	First Lien Secured Term Loan	0.75%	SOFR	7.50%	13.01%	02/23/22	02/23/28	20,409	20,056	18,983	6.0
									20,056	18,983	6.0
Heavy Electrical Equipment
Power Service Group CR Acquisition Inc. (d/b/a Power Plant Services)	First Lien Secured Term Loan	1.00%	SOFR	6.75%	12.25%	06/25/21	06/25/26	8,804	8,712	8,782	2.8
Power Service Group CR Acquisition Inc. (d/b/a Power Plant Services)	First Lien Secured Delayed Draw Loan	1.00%	SOFR	6.75%	12.25%	07/11/22	06/25/26	1,356	1,336	1,353	0.4
									10,048	10,135	3.2
Home Furnishings
Hollander Intermediate LLC (d/b/a Hollander Sleep Products, LLC)	First Lien Secured Term Loan	3.00%	SOFR	10.75%	16.22%	09/19/22	09/21/26	4,689	4,661	4,179	1.3
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	12.07%	10/12/21	10/12/26	20,616	20,385	20,407	6.4
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	6.50%	12.07%	10/12/21	10/12/26	—	—	3	—
Whitestone Home Furnishings, LLC (d/b/a Saatva, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.96%	11/06/23	08/20/26	2,990	2,919	2,919	0.9
									27,965	27,508	8.6
Household Appliances
Token Buyer, Inc. (d/b/a Therm-O-Disc, Inc.)	First Lien Secured Term Loan	0.50%	SOFR	6.00%	11.53%	05/26/22	05/31/29	7,142	6,695	5,966	1.9
									6,695	5,966	1.9
Household Products
The Kyjen Company, LLC (d/b/a Outward Hound)	First Lien Secured Term Loan	1.00%	SOFR	7.50%	13.21% (12.21% Cash + 1.00% PIK)	04/05/21	04/05/26	11,358	11,282	10,904	3.4
The Kyjen Company, LLC (d/b/a Outward Hound)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	7.50%	13.21% (12.21% Cash + 1.00% PIK)	04/05/21	04/05/26	—	—	(31)	—
									11,282	10,873	3.4
Industrial Machinery & Supplies & Components
Project Castle, Inc. (d/b/a Material Handling Systems, Inc.)	First Lien Secured Term Loan	0.50%	SOFR	5.50%	10.89%	06/09/22	06/01/29	6,027	5,536	5,364	1.7
									5,536	5,364	1.7
Interactive Media & Services
MSI Information Services, Inc.	First Lien Secured Term Loan	1.00%	SOFR	7.75%	13.29%	04/25/22	04/24/26	7,333	7,248	6,972	2.2
MSI Information Services, Inc.(7)(12)	First Lien Secured Revolving Loan	1.00%	Base Rate	6.84%	15.06%	04/25/22	04/24/26	825	815	776	0.2
									8,063	7,748	2.4
Investment Banking & Brokerage
JVMC Holdings Corp. (fka RJO Holdings Corp)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.96%	02/28/19	02/28/24	3,522	3,521	3,522	1.1
									3,521	3,522	1.1
IT Consulting & Other Services
ATSG, Inc.	First Lien Secured Term Loan	1.00%	SOFR	6.50%	12.04%	11/12/21	11/12/26	3,785	3,741	3,745	1.2
									3,741	3,745	1.2

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Leisure Facilities
Honors Holdings, LLC (d/b/a Orange Theory)⁽¹⁵⁾⁽¹⁶⁾	First Lien Secured Term Loan	1.00%	SOFR	6.49%	12.02%	09/06/19	09/06/24	9,441	$9,375	$9,347	3.0%
Honors Holdings, LLC (d/b/a Orange Theory)⁽¹⁵⁾⁽¹⁶⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	6.37%	11.90%	09/06/19	09/06/24	4,650	4,631	4,603	1.5
Lift Brands, Inc.	First Lien Secured Term Loan A	1.00%	SOFR	7.50%	12.96%	06/29/20	06/29/25	5,518	5,492	5,457	1.7
Lift Brands, Inc.	First Lien Secured Term Loan B	N/A	N/A	9.50%	9.50% PIK	06/29/20	06/29/25	1,450	1,441	1,406	0.4
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)⁽⁹⁾	First Lien Secured Term Loan C	N/A	N/A	9.50%	9.50% PIK	06/29/20	N/A	1,657	1,654	1,623	0.5
									22,593	22,436	7.1
Leisure Products
Playmonster Group LLC⁽⁶⁾⁽¹⁹⁾	Priority First Lien Secured Term Loan	1.00%	SOFR	6.75%	12.37% PIK	12/09/22	06/08/26	1,140	1,118	1,015	0.3
Playmonster Group LLC⁽⁶⁾⁽¹⁷⁾⁽¹⁹⁾	First Lien Secured Term Loan	1.00%	SOFR	9.00%	14.53% PIK	01/24/22	06/08/26	4,232	3,661	1,363	0.4
Leviathan Intermediate Holdco, LLC	First Lien Secured Term Loan	1.50%	SOFR	7.50%	13.00%	12/27/22	12/27/27	10,346	10,098	10,346	3.3
Leviathan Intermediate Holdco, LLC⁽⁷⁾	First Lien Secured Revolving Loan	1.50%	SOFR	7.50%	13.00%	12/27/22	12/27/27	—	—	14	—
									14,877	12,738	4.0
Life Sciences Tools & Services
LSCS Holdings, Inc. (d/b/a Eversana Life Science Services, LLC)	Second Lien Secured Term Loan	0.50%	SOFR	8.00%	13.47%	11/23/21	12/16/29	5,000	4,944	4,901	1.5
									4,944	4,901	1.5
Office Services & Supplies
American Crafts, LC⁽¹⁴⁾⁽²⁰⁾	Super Priority First Lien Secured Term Loan	1.00%	SOFR	8.50%	13.96% PIK	07/25/23	05/28/26	1,903	1,903	1,878	0.6
American Crafts, LC⁽¹⁴⁾⁽²⁰⁾	Priority First Lien Secured Term Loan	1.00%	SOFR	8.50%	13.96% PIK	12/22/22	05/28/26	5,105	5,105	3,226	1.0
American Crafts, LC⁽¹⁴⁾⁽¹⁷⁾⁽²⁰⁾	First Lien Secured Term Loan	1.00%	SOFR	8.50%	13.96% PIK	05/28/21	05/28/26	9,441	8,720	553	0.2
American Crafts, LC⁽¹⁴⁾⁽¹⁷⁾⁽²⁰⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	8.50%	13.96% PIK	01/25/22	05/28/26	1,585	1,458	93	—
Empire Office, Inc.	First Lien Secured Term Loan	1.50%	SOFR	6.75%	12.21%	04/12/19	04/12/24	10,947	10,931	10,947	3.5
Empire Office, Inc.	First Lien Secured Delayed Draw Loan	1.50%	SOFR	6.75%	12.21%	08/17/21	04/12/24	4,556	4,545	4,556	1.4
									32,662	21,253	6.7
Real Estate Development
StoicLane MidCo, LLC (d/b/a StoicLane Inc.)	First Lien Secured Term Loan	1.00%	SOFR	7.50%	13.00%	11/04/22	11/04/27	4,606	4,518	4,606	1.5
StoicLane MidCo, LLC (d/b/a StoicLane Inc.)⁽⁷⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.50%	13.00%	11/04/22	11/04/27	5,545	5,466	5,633	1.8
									9,984	10,239	3.3
Real Estate Operating Companies
Salon Republic Holdings, LLC (d/b/a Salon Republic, LLC)	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.96%	12/02/22	12/02/27	5,121	5,001	5,077	1.6
Salon Republic Holdings, LLC (d/b/a Salon Republic, LLC)⁽⁷⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.50%	12.96%	12/02/22	12/02/27	741	729	745	0.2
Salon Republic Holdings, LLC (d/b/a Salon Republic, LLC)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	7.50%	12.96%	12/02/22	12/02/27	251	245	258	0.1
									5,975	6,080	1.9
Research & Consulting Services
ALM Media, LLC	First Lien Secured Term Loan	1.00%	SOFR	6.00%	11.50%	11/25/19	11/25/24	12,600	12,555	12,517	4.0
Barrett Purchaser LLC (d/b/a SIB Development and Consulting, Inc.)	First Lien Secured Term Loan	0.75%	SOFR	6.00%	11.36%	11/21/23	11/21/29	3,654	3,564	3,564	1.1
Barrett Purchaser LLC (d/b/a SIB Development and Consulting, Inc.)⁽⁷⁾	First Lien Secured Delayed Draw Loan	0.75%	SOFR	6.00%	11.36%	11/21/23	11/21/29	—	—	—	—
Barrett Purchaser LLC (d/b/a SIB Development and Consulting, Inc.)⁽⁷⁾	First Lien Secured Revolving Loan	0.75%	SOFR	6.00%	11.36%	11/21/23	11/21/28	—	—	—	—
									16,119	16,081	5.1
Specialized Consumer Services
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.96%	11/16/21	11/16/27	11,668	11,517	11,496	3.6
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	12.11%	09/30/21	09/30/26	11,404	11,279	11,404	3.6
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	6.50%	12.11%	09/30/21	09/30/26	—	—	8	—
									22,796	22,908	7.2
Specialized Finance
WHF STRS Ohio Senior Loan Fund LLC(4)(5)(7)(9)(14)(18)	Subordinated Note	N/A	SOFR	6.50%	11.85%	07/19/19	N/A	84,416	84,416	84,416	26.6
									84,416	84,416	26.6

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Systems Software
Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC⁽¹⁷⁾	First Lien Secured Term Loan	1.00%	SOFR	7.75%	13.21% PIK	03/16/21	03/16/27	21,613	$19,568	$10,477	3.3%
Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC	Priority First Lien Secured Delayed Draw Loan	1.00%	SOFR	8.00%	13.46% PIK	07/14/23	03/16/27	1,078	1,050	1,046	0.3
									20,618	11,523	3.6
Technology Hardware, Storage & Peripherals
Telestream Holdings Corporation	First Lien Secured Term Loan	1.00%	SOFR	11.75%	17.28%	10/15/20	10/15/25	15,763	15,580	15,522	4.9
Telestream Holdings Corporation(7)	First Lien Secured Revolving Loan	1.00%	SOFR	11.75%	17.21%	10/15/20	10/15/25	1,242	1,228	1,223	0.4
									16,808	16,745	5.3

Total Debt Investments									$693,621	$656,707	207.4%

Equity Investments(22)
Advertising
Avision Holdings, LLC (d/b/a Avision Sales Group)⁽⁴⁾	Class A LLC Interests	N/A	N/A	N/A	N/A	12/15/21	N/A	200	$287	$411	0.1%
Merriman Holdings LP (d/b/a Escalent, Inc.)⁽⁴⁾	Class A Units	N/A	N/A	N/A	N/A	04/07/23	N/A	327	333	295	0.1
									620	706	0.2
Air Freight & Logistics
Motivational CIV, LLC (d/b/a Motivational Fulfillment)⁽⁴⁾	Class B Units	N/A	N/A	N/A	N/A	07/12/21	N/A	1,250	1,250	—	—
									1,250	—	—
Broadline Retail
BBQ Buyer, LLC (d/b/a BBQGuys)⁽⁴⁾	Shares	N/A	N/A	N/A	N/A	08/28/20	N/A	1,100	1,100	1,330	0.4
Ross-Simons Topco, LP (d/b/a Ross-Simons, Inc.)⁽⁴⁾	Preferred Units	N/A	N/A	8.00%	8.00% PIK	12/04/20	N/A	600	514	832	0.3
									1,614	2,162	0.7
Building Products
PFB Holding Company, LLC (d/b/a PFB Corporation)⁽⁴⁾⁽¹³⁾	Class A Units	N/A	N/A	N/A	N/A	12/17/21	N/A	1	423	1,053	0.3
									423	1,053	0.3
Construction & Engineering
Sterling Pure Blocker, LLC (d/b/a Banner Industries, Inc.)⁽⁴⁾	Class B Units	N/A	N/A	N/A	N/A	12/01/23	N/A	404	404	404	0.1
									404	404	0.1
Diversified Chemicals
Pressurized Holdings, LLC (f/k/a Starco)⁽⁴⁾⁽⁶⁾⁽²¹⁾	Common Units	N/A	N/A	N/A	N/A	03/16/23	N/A	—	—	—	—
Pressurized Holdings, LLC (f/k/a Starco)⁽⁴⁾⁽⁶⁾⁽⁸⁾⁽²¹⁾	Preferred Units	N/A	N/A	N/A	14.00% PIK	03/16/23	N/A	—	4,537	251	0.1
									4,537	251	0.1
Diversified Financial Services
SFS Global Holding Company (d/b/a Sigue Corporation)⁽⁴⁾	Warrants	N/A	N/A	N/A	N/A	06/28/18	12/28/25	—	—	—	—
Sigue Corporation(4)	Warrants	N/A	N/A	N/A	N/A	06/28/18	12/28/25	22	2,890	3,472	1.1
									2,890	3,472	1.1
Diversified Support Services
Quest Events, LLC(4)	Common Units	N/A	N/A	N/A	N/A	12/28/18	N/A	317	360	305	0.1
ImageOne Industries, LLC(4)	Common A Units	N/A	N/A	N/A	N/A	09/20/19	N/A	149	7	9	—
									367	314	0.1
Education Services
Eddy Acquisitions, LLC (d/b/a EducationDynamics, LLC)⁽⁴⁾	Preferred Units	N/A	N/A	12.00%	12.00%	09/15/21	N/A	167	167	18	—
									167	18	—
Environmental & Facilities Services
BPII-JL Group Holdings LP (d/b/a Juniper Landscaping Holdings LLC)⁽⁴⁾	Class A Units	N/A	N/A	N/A	N/A	12/29/21	N/A	83	825	983	0.3
									825	983	0.3
Industrial Machinery & Supplies & Components
BL Products Parent, LP (d/b/a Bishop Lifting Products, Inc.)⁽⁴⁾	Class A Units	N/A	N/A	N/A	N/A	02/01/22	N/A	733	788	1,053	0.3
									788	1,053	0.3

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Interactive Media & Services
What If Media Group, LLC(4)	Common Units	N/A	N/A	N/A	N/A	07/02/21	N/A	851	$851	$1,615	0.5%
									851	1,615	0.5
IT Consulting & Other Services
CX Holdco LLC (d/b/a Cennox Inc.)⁽⁴⁾	Common Units	N/A	N/A	N/A	N/A	05/04/21	N/A	1,068	1,116	1,715	0.5
Keras Holdings, LLC (d/b/a KSM Consulting, LLC)⁽⁴⁾	Shares	N/A	N/A	N/A	N/A	12/31/20	N/A	496	496	683	0.2
Vistria Blocked MGT Investor, LP (d/b/a MGT Consulting Group)⁽⁴⁾	Series A Units	N/A	N/A	N/A	N/A	04/10/23	N/A	—	314	406	0.1
									1,926	2,804	0.8
Leisure Facilities
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)⁽⁴⁾	Class A Common Stock	N/A	N/A	N/A	N/A	06/29/20	N/A	2	1,941	130	—
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)⁽⁴⁾	Warrants	N/A	N/A	N/A	N/A	06/29/20	N/A	1	793	53	—
									2,734	183	—
Leisure Products
Playmonster Group Equity, Inc. (d/b/a Playmonster Group LLC)⁽⁴⁾⁽⁶⁾⁽⁸⁾⁽¹⁹⁾	Preferred Stock	N/A	N/A	14.00%	14.00% PIK	01/24/22	N/A	36	3,600	—	—
Playmonster Group Equity, Inc. (d/b/a Playmonster Group LLC)⁽⁴⁾⁽⁶⁾⁽¹⁹⁾	Common Stock	N/A	N/A	N/A	N/A	01/24/22	N/A	72	460	—	—
									4,060	—	—
Office Services & Supplies
American Crafts Holdings, LLC (d/b/a American Crafts, LC)⁽⁴⁾⁽¹⁴⁾⁽²⁰⁾	Warrants	N/A	N/A	N/A	N/A	12/22/22	12/22/32	—	—	—	—
New American Crafts Holdings, LLC (d/b/a American Crafts, LC)⁽⁴⁾⁽¹⁴⁾⁽²⁰⁾	Class A Units	N/A	N/A	N/A	N/A	03/16/23	N/A	1	—	—	—
									—	—	—
Paper & Plastic Packaging Products & Materials
Max Solutions Inc.(4)	Common Stock	N/A	N/A	N/A	N/A	09/29/22	N/A	4	400	179	0.1
									400	179	0.1
Real Estate Operating Companies
Salon Republic Investments LLC (d/b/a Salon Republic, LLC)⁽⁴⁾⁽⁸⁾	Preferred Stock	N/A	N/A	N/A	8.00% PIK	12/02/22	N/A	200	200	218	0.1
Salon Republic Investments LLC (d/b/a Salon Republic, LLC)⁽⁴⁾	Common Stock	N/A	N/A	N/A	N/A	12/02/22	N/A	400	400	241	0.1
									600	459	0.2
Specialized Consumer Services
Camp Facility Services Parent, LLC (d/b/a Camp Construction Services, Inc.)⁽⁴⁾⁽⁸⁾	Preferred Units	N/A	N/A	10.00%	10.00% PIK	11/16/21	N/A	15	840	1,023	0.3
									840	1,023	0.3
Specialized Finance
WHF STRS Ohio Senior Loan Fund(4)(5)(7)(14)(18)	LLC Interests	N/A	N/A	N/A	N/A	07/19/19	N/A	21,104	21,104	22,782	7.2
									21,104	22,782	7.2

Total Equity Investments									$46,400	$39,461	12.3%

Total Investments									$740,021	$696,168	219.7%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2023

(in thousands)

Forward Currency Contracts

Counterparty	Currency to be sold			Currency to be purchased		Settlement date	Unrealized appreciation	Unrealized depreciation
Morgan Stanley	C$	1,253	CAD	$903	USD	2/7/24	$—	$(43)
Total							$—	$(43)

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate (“SOFR” or “S”), the Canadian Dollar Offered Rate (“CDOR” or “C”), the Sterling Overnight Index Average (“SONIA”), or the U.S. Prime Rate (“Prime” or “P”) which may reset monthly, quarterly or semiannually.

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 83.3% of total assets as of the date of the consolidated schedule of investments.

(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of December 31, 2023.

(8)	Preferred equity investment is a non-income producing security.

(9)	Security is perpetual with no defined maturity date.

(10)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 219.7% of the Company’s net assets or 95.3% of the Company’s total assets, are subject to legal restrictions on sales.

(11)	The fair value of each investment was determined using significant unobservable inputs.

(12)	The investment was comprised of two contracts, which were indexed to P and a different base rate, SOFR, SONIA or CDOR.

(13)	Principal amount is non-USD denominated and is based in Canadian dollars.

(14)	Investment is a controlled affiliate investment as defined by the 1940 Act.

(15)	Investment is structured as a unitranche loan in which the Company may receive additional interest on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)	The investment is on non-accrual status.

(18)	On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.

(19)	On January 24, 2022, as part of a restructuring agreement between the Company and PlayMonster LLC, the Company’s first lien secured term loan and delayed draw loan investments to PlayMonster LLC were converted into a new first lien secured term loan, preferred stock and common stock of Playmonster Group LLC.

(20)	In March 2023, as a result of a restructuring agreement between the Company and American Crafts, LC, the Company’s investments are controlled affiliate investments, as defined by the 1940 Act.

(21)	In March 2023, as part of a restructuring agreement between the Company and Sklar Holdings, Inc (d/b/a Starco), the Company’s first lien secured term loan investment was converted into a new first lien secured term loan to Chase Products Co. (f/k/a Starco) and preferred units and common units of Pressurized Holdings, LLC (f/k/a Starco).

(22)	Ownership of certain equity investments may occur through a holding company or partnership.

(23)	The issuer is domiciled in Canada.

Contacts

Stuart Aronson
WhiteHorse Finance, Inc.
212-506-0500
saronson@higwhitehorse.com

or

Joyson Thomas
WhiteHorse Finance, Inc.
305-379-2322
jthomas@higwhitehorse.com

or

Robert Brinberg Rose & Company 212-257-5932 whitehorse@roseandco.com

Source: WhiteHorse Finance, Inc.